================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 30, 2005

                        Commission File Number: 000-24459


                                   ZINGO, INC.
                                -----------------
                           (Exact name of registrant)

          Nevada                                      71-0915828
 ------------------------                 ------------------------------------
 (State of incorporation)                 (I.R.S. Employer Identification No.)


                        420 N. Nellis Blvd., Suite A3-146
                             Las Vegas, Nevada 89110
           ----------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (818) 780-2403
                         -------------------------------
                         (Registrant's telephone number)

                            Suite 248, 811A Ryan Road
                   Richmond, British Columbia, Canada V7A 2E4
  -----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

  -----------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
-----------------------------------------------------------------------------

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On August 30, 2005, Chen Wu and Madanayake Udaya resigned as officers and directors, and Tony Castro resigned as a director, of Zingo, Inc. (formerly Javakingcoffe, Inc., and herein referred to as "we", "us" or the "Company"). Our Board of Directors had appointed, effective August 30, 2005, two additional directors to our Board, Holly A. Roseberry and Mehboob Charania, who now, following the resignations of Messrs. Wu, Udaya and Castro, constitute our new Board of Directors. On August 30, 2005, our new Board of Directors appointed Holly Roseberry as President and Chief Executive Officer, and Mehboob Charania as Treasurer and Secretary, of the Company.

            Ms. Holly Roseberry is a director, and is the president and chief executive officer, of Hybrid Technologies, Inc., the majority shareholder of the Company. She obtained a Bachelor of Arts degree from Sacred Heart University in Bridgeport, Connecticut in 1973. Ms. Roseberry was employed from 1993 to 1996 as human resources manager, and from 1997 to 1999 as business office manager, of the Las Vegas location of Wards Department Store. Ms. Roseberry was not employed from 1999-2001. From 2001 to 2003, she acted as manager for 24/7 Drycleaning Laundromat, a private Las Vegas business.

       Mr. Mehboob Charania is a director, and has been the secretary, treasurer and chief financial officer, of Hybrid Technologies, Inc. since November 15, 2002. Since June 2001, Mr. Charania has been the owner and operator of Infusion Bistro, a restaurant located in Calgary, Alberta. From 1998 to 2001, he acted as a manager at IBM's Calgary office.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ZINGO, INC.

Dated:  September 2, 2005              By:    /s/ Holly Roseberry
                                       --------------------------------------
                                       Holly Roseberry, Chief Executive Officer